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                                                                  Exhibit 10.1.1


         SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP HOLDINGS, INC.

                                1999 STOCK PLAN

                        STOCK OPTION AGREEMENT - CANADA
                        -------------------------------

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT
    ----------------------------

[Optionee's Name]
------------------

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number                        _________________________

     Date of Grant                       _________________________

     Vesting Commencement Date           _________________________

     Exercise Price per Share            $________________________

     Total Number of Shares Granted      _________________________

     Total Exercise Price                $________________________

     Type of Option  ___ Incentive Stock Option  ___ Nonstatutory Stock Option

     Term/Expiration Date                _________________________


Vesting Schedule:
----------------
You may exercise this Option, in whole or in part, according to the following vesting schedule:

25% of the Shares subject to the Option shall vest in the first year on the anniversary of the Vesting Commencement Date. Thereafter 1/48th of the Shares subject to the Option shall vest each month on the same day of the month as the Vesting Commencement Date so that all Options will be vested at the end of the 48th month after the Vesting Commencement Date.


Termination Period:
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You may exercise this Option for thirty (30) days after your employment or consulting relationship with the Company terminates, or for such longer period upon your death or disability as provided in this Option Agreement. If your status changes from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no case may you exercise this Option after the Term/Expiration Date as provided above.
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II.  AGREEMENT
     ---------

 (a) Grant of Option.  Seagate Software Information Management Group Holdings,
     ---------------
     Inc. a Delaware corporation (the "Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1999 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in
Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

 (b) Exercise of Option.
     ------------------

         (1)  Right to Exercise. This Option shall be exercisable during its
              -----------------
              term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, disability or other termination of the employment or consulting relationship, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement .

         (2)  Method of Exercise. This Option shall be exercisable by written
              ------------------
              notice (in the form attached as Exhibit A) which shall state the
                                              ---------
              election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

 (c)  Optionee's Representations.  In the event the Shares purchasable pursuant
      --------------------------
      to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit
                                                                         -------
      B, and shall read the applicable rules of the Commissioner of Corporations
      -
      attached to such Investment Representation Statement.

 (d)  Lock-Up Period. Optionee hereby agrees that if so requested by the Company
      --------------
      or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter

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      and agreed to in writing by the Company) (the "Market Standoff Period")
      following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

 (e)  Method of Payment. Payment of the Exercise Price shall be by any of the
      -----------------
      following, or a combination thereof, at the election of the Optionee:

          (1)  cash;

          (2)  check;

          (3) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

 (f) Restrictions on Exercise. This Option may not be exercised until such time
     ------------------------
     as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board.

 (g) Termination of Relationship. In the event an Optionee's Continuous Status
     ---------------------------
     as an Employee or Consultant terminates, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

 (h) Disability of Optionee. Notwithstanding the provisions of Section 7 above,
     ----------------------
     in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(i)  Death of Optionee.  In the event of termination of Optionee's Continuous
     -----------------
     Status as an Employee or Consultant as a result of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

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 (j) Non-Transferability of Option.  This Option may not be transferred in any
     -----------------------------
     manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

 (k) Term of Option. This Option may be exercised only within the term set out
     --------------
     in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) stockholders shall apply to this Option.

 (l) Tax Consequences. Set forth below is a brief summary as of the date of this
     ----------------
     Option of some of the federal and state tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

           (1) Exercise of ISO. If this Option qualifies as an ISO, there will
               ---------------
               be no regular federal income tax liability or state income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

           (2) Exercise of ISO Following Disability. If the Optionee's
               ------------------------------------
               Continuous Status as an Employee or Consultant terminates as a result of disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an ISO within three months of such termination for the ISO to be qualified as an ISO.

           (3) Exercise of Nonstatutory Stock Option. There may be a regular
               -------------------------------------
               federal income tax liability and state income tax liability upon the exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

           (4) Disposition of Shares. In the case of an NSO, if Shares are held
               ---------------------
               for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and state income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and state income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares.

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           (5) Notice of Disqualifying Disposition of ISO Shares. If the Option
               -------------------------------------------------
               granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

 (m) Entire Agreement; Governing Law. The Plan is incorporated herein by
     -------------------------------
     reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.


SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP HOLDINGS, INC.,

a Delaware corporation


By:    /s/ [ILLEGIBLE]^^

       President and Chief Operating Officer,
       Seagate Software Information Management Group Holdings, Inc.


OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.


Optionee acknowledges receipt of a copy of the Plan and represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.


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Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


Dated:  _______________________         ___________________________________
                                        Optionee  (Print Name)

                                        ___________________________________
                                        Optionee Signature

Employee ID#:_______________________

Work Phone # _______________________    ________________________

Home Phone # _______________________    ________________________

Email Address:______________________    ________________________

                                        Mailing Address (Residence)
                                      Please print clearly





                           DESIGNATION OF BENEFICIARY
                           --------------------------

     In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all of my options that are unexercised at that time.


NAME:  (Please Print) _____________________________________________________

                         (First)(Middle)(Last)

Relationship: _____________________________________________________________


Address: __________________________________________________________________


___________________________________________________________________________


Dated: ______________________



Signature of Optionee: _________________________

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